UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

           ☐           Preliminary Proxy Statement
           ☐           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
           ☒           Definitive Proxy Statement
           ☐           Definitive Additional Materials
           ☐           Soliciting Material Pursuant to Rule §240.14a-12

MAJESCO ENTERTAINMENT COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

June 23, 2015

Dear Stockholder,

 You are cordially invited to attend a special meeting of Stockholders (the “Special Meeting”) of Majesco Entertainment Company to be held at 9:30 a.m. (New York City time) on July 15, 2015, at the offices of Thompson Hine LLP, located at 335 Madison Avenue, 11th floor, New York, New York 10017. The attached notice of Special Meeting and proxy statement describe the matters to be presented at the Special Meeting and provide information about us that you should consider when you vote your shares.

 The principal business of the meeting will be to approve the issuance of shares of the Company’s common stock in excess of the 5,000,000 shares previously approved by the Company’s stockholders in accordance with the requirements of The Nasdaq Capital Market (including, without limitation, Nasdaq Marketplace Rule 5635(d)), which may be issued upon conversion or dilution of the Company’s Series C Convertible Preferred Stock and/or exercise of the warrants that were issued in a private placement on May 15, 2015.

 We hope you will be able to attend the Special Meeting. Whether you plan to attend the Special Meeting or not, it is important that your shares are represented. Therefore, when you have finished reading the proxy statement, you are urged to complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Special Meeting, whether or not you can attend.

Sincerely,

/s/ Board of Directors
Trent Donald Davis (Chairman)
Laurence Aronson
Mohit Bhansali

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY PROMPTLY.

MAJESCO ENTERTAINMENT COMPANY

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be Held July 15, 2015

 To the Stockholders of Majesco Entertainment Company:

 NOTICE IS HEREBY GIVEN that the a special meeting of Stockholders (the “Special Meeting”) of Majesco Entertainment Company, a Delaware corporation (the “Company”), will be held at 9:30 a.m. (New York City time) on July 15, 2015, or such later date or dates as such Special Meeting date may be adjourned, at the offices of Thompson Hine LLP, located at 335 Madison Avenue, 11th floor, New York, New York 10017, for the purpose of considering and taking action on the following proposal:

1.
To approve the issuance of shares of the Company’s common stock in excess of the 5,000,000 shares previously approved by the Company’s stockholders in accordance with the requirements of The Nasdaq Capital Market (including, without limitation, Nasdaq Marketplace Rule 5635(d)), which may be issued upon conversion or dilution of the Company’s Series C Convertible Preferred Stock and/or exercise of the warrants that were issued in a private placement on May 15, 2015.

 The foregoing business items are more fully described in the following pages, which are made part of this notice.

WHO MAY VOTE:

    You may vote if you were the record owner of the Company’s common stock or preferred stock at the close of business on June 19, 2015; provided, however, per applicable Nasdaq Marketplace Rules, the shares of common stock underlying the Series C Convertible Preferred Stock and 1,631,984 shares of common stock issued to investors on May 15, 2015 will not be eligible to vote for, and votes submitted with respect to such shares of common stock will not be counted for, the proposal contained herein. The Board of Directors of the Company has fixed the close of business on June 19, 2015 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Special Meeting and at any adjournments thereof.  As of the Record Date there were 9,640,901 shares of common stock, 1,054,559 shares of the Company’s common stock underlying the shares of the Company’s Series A Convertible Preferred Stock, 0 shares of the Company’s common stock underlying the shares of the Company’s Series B Convertible Preferred Stock and 33,333 shares of common stock underlying the shares of the Company’s Series C Convertible Preferred Stock entitled to vote at the Special Meeting. The foregoing shares are referred to herein as the “Shares,” and holders of the Shares are entitled to one vote for each Share held; provided, however, per applicable Nasdaq Marketplace Rules, the shares of common stock underlying the Series C Convertible Preferred Stock and 1,631,984 shares of common stock issued to investors on May 15, 2015 will not be eligible to vote on Proposal 1 but will count towards the determination of quorum.  A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary of the Company at 4041-T Hadley Road, S. Plainfield, New Jersey 07080.

 All stockholders are cordially invited to attend the Special Meeting. Whether you plan to attend the Special Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Anna Salmas
Anna Salmas
Secretary

June 23, 2015

Page
GENERAL INFORMATION ABOUT THE SPECIAL MEETING	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6
APPROVAL OF THE ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK IN EXCESS OF THE 5,000,000 SHARES PREVIOUSLY APPROVED BY THE COMPANY’S STOCKHOLDERS IN ACCORDANCE WITH THE REQUIREMENTS OF THE NASDAQ CAPITAL MARKET (INCLUDING, WITHOUT LIMITATION, NASDAQ MARKETPLACE RULE 5635(D)), WHICH MAY BE ISSUED UPON CONVERSION OR DILUTION OF THE COMPANY’S SERIES C CONVERTIBLE PREFERRED STOCK AND/OR EXERCISE OF THE WARRANTS THAT WERE ISSUED IN A PRIVATE PLACEMENT ON MAY 15, 2015	7
SOLICITATION OF PROXIES	10
WHERE YOU CAN FIND MORE INFORMATION	10

MAJESCO ENTERTAINMENT COMPANY

4041-T Hadley Road
S. Plainfield, New Jersey 07080
(732) 225-8910
PROXY STATEMENT

FOR MAJESCO ENTERTAINMENT COMPANY
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 15, 2015

GENERAL INFORMATION ABOUT THE SPECIAL MEETING

 This proxy statement, along with the accompanying notice of the Special Meeting of Stockholders, contains information about the Special Meeting of Stockholders of Majesco Entertainment Company, including any adjournments or postponements thereof (referred to herein as the “Special Meeting”). We are holding the Special Meeting at 9:30 a.m. (New York City time) on July 15, 2015, at the offices of Thompson Hine LLP, located at 335 Madison Avenue, 11th floor, New York, New York 10017, or such later date or dates as such Special Meeting date may be adjourned. For directions to the meeting, please call (732) 225-8910.

 In this proxy statement, we refer to Majesco Entertainment Company as “Majesco,” the “Company,” “we,” “us” or “our.”

Why Did You Send Me This Proxy Statement?

 We sent you this proxy statement in connection with the solicitation by the Board of Directors of the Company (referred to herein as the “Board of Directors” or the “Board”) of proxies, in the accompanying form, to be used at the Special Meeting to be held at 9:30 a.m. (New York City time) on July 15, 2015, at the offices of Thompson Hine LLP, located at 335 Madison Avenue, 11th floor, New York, New York 10017, and any adjournments thereof. This proxy statement along with the accompanying Notice of Special Meeting of Stockholders summarizes the purposes of the Special Meeting and the information you need to know to vote at the Special Meeting.

 Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on July 15, 2015: The proxy statement is available at www.proxyvote.com.

 This proxy statement and the accompanying proxy card are being mailed on or about June 23, 2015 to all stockholders entitled to notice of and to vote at the meeting.

Who Can Vote?
 Stockholders who owned Majesco common stock and shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock at the close of business on June 19, 2015 (the “Record Date”), are entitled to vote at the Special Meeting; provided, however, per applicable Nasdaq Marketplace Rules, 1,631,984 shares of common stock and the shares of common stock underlying the Company’s Series C Convertible Preferred Stock issued to investors on May 15, 2015 will not be eligible to vote for, and votes submitted with respect to such shares of common stock will not be counted for Proposal 1. On the Record Date there were 9,640,901 shares of common stock, 1,054,559 shares of Majesco common stock underlying the shares of the Company’s Series A Convertible Preferred Stock, 0 shares of Majesco common stock underlying the shares of the Company’s Series B Convertible Preferred Stock and 33,333 shares of common stock underlying the shares of the Company’s Series C Convertible Preferred Stock entitled to vote at the Special Meeting. Although each series of preferred stock is entitled to vote on an as-converted basis, due to beneficial ownership limitations contained in the terms of such preferred stock, not all shares of each series of such preferred stock are entitled to vote. The shares of common stock, the shares of common stock underlying the Series A Convertible Preferred Stock, the shares of common stock underlying the Series B Convertible Stock and the shares of common stock underlying the Series C Convertible Preferred Stock that are entitled to vote, in such amounts as identified above, are herein referred to as the “Shares.”

 You do not need to attend the Special Meeting to vote your Shares. Shares represented by valid proxies, received in time for the Special Meeting and not revoked prior to the Special Meeting, will be voted at the Special Meeting. A stockholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any stockholder who has executed a proxy card but attends the Special Meeting in person may revoke the proxy and vote at the Special Meeting.

How Many Votes Do I Have?

 Each share of Majesco common stock entitled to vote that you own entitles you to one vote.  For each share of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock or Series C Convertible Preferred Stock owned and entitled to vote you hold the number of votes equal to the number of shares of common stock into which your shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock or Series C Convertible Preferred Stock, as applicable, are convertible; provided, however, per applicable Nasdaq Marketplace Rules, the shares of common stock underlying the Series C Convertible Preferred Stock and 1,631,984 shares of common stock issued to investors on May 15, 2015 will not be eligible to vote for, and votes submitted with respect to such shares of common stock will not be counted for, the proposal contained herein. The shares of common stock issuable upon conversion of each share of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock or Series C Convertible Preferred Stock, as applicable, is determined by dividing the base amount by the conversion price, subject to certain limitations as described in the Certificate of Designations, Preferences and Rights of the 0% Series A Convertible Preferred Stock of Majesco Entertainment Company, as filed with the Delaware Secretary of State on December 17, 2014, the Certificate of Designations, Preferences and Rights of the 0% Series B Convertible Preferred Stock of Majesco Entertainment Company, as filed with the Delaware Secretary of State on April 30, 2015 or the Certificates of Designations, Preferences and Rights of the 0% Series C Convertible Preferred Stock of Majesco Entertainment Company, as filed with the Delaware Secretary of State on May 15, 2015, and as corrected by that Certificate of Correction filed with the Delaware Secretary of State on May 21, 2015, and on June 9, 2015, as applicable.

How Do I Vote?

 Whether you plan to attend the Special Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for, against or abstain with respect to each of the proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Special Meeting. If your shares are registered directly in your name through our stock transfer agent, Equity Stock Transfer, or you have stock certificates, you may vote:

•	By Internet or by telephone. Follow the instructions on the enclosed proxy card to vote by Internet or by telephone.

•
By mail.   Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by the Board.

•	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Special Meeting.

 If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

•	By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

•
In person at the meeting.   Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to attend the Special Meeting unless you have a proxy card from your broker.

How Does The Board Recommend That I Vote On The Proposals?

 The Board recommends that you vote as follows:

•
“FOR” the issuance of shares of the Company’s common stock in excess of the 5,000,000 shares previously approved by the Company’s stockholders in accordance with the requirements of The Nasdaq Capital Market (including, without limitation, Nasdaq Marketplace Rule 5635(d)), which may be issued upon conversion or dilution of the Company’s Series C Convertible Preferred Stock and/or exercise of the warrants that were issued in a private placement on May 15, 2015.

 If any other matter is presented, the proxy card provides that your Shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Special Meeting, other than those discussed in this proxy statement. No appraisal or dissenters’ rights exist for any action proposed to be taken at the Special Meeting.

May I Change or Revoke My Proxy?

 If you give us your proxy, you may change or revoke it at any time before the Special Meeting. You may change or revoke your proxy in any one of the following ways:

•	signing a new proxy card and submitting it as instructed above;
•	if your shares are held in street name, re-voting by Internet or by telephone as instructed above — only your latest Internet or telephone vote will be counted;

•	if your shares are registered in your name, notifying Majesco’s Secretary in writing before the Special Meeting that you have revoked your proxy; or

•	attending the Special Meeting in person and voting in person. Attending the Special Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What If I Receive More Than One Proxy Card?

 You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” on the proxy card for each account to ensure that all of your shares are voted.

Will My Shares Be Voted If I Do Not Return My Proxy Card?

 If your Shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Special Meeting as described above under “How Do I Vote?” If your broker cannot vote your Shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.”  The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”).  Under NYSE interpretations, Proposal 1 (the issuance of shares of the Company’s common stock in excess of the 5,000,000 shares previously approved by the Company’s stockholders, which may be issued upon conversion or dilution of the Company’s Series C Convertible Preferred Stock and/or exercise of the warrants that were issued in a private placement on May 15, 2015) is considered a non-routine matter.  If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee does not have authority to vote your unvoted shares for Proposal 1 (the issuance of shares of the Company’s common stock in excess of the 5,000,000 shares previously approved by the Company’s stockholders, which may be issued upon conversion or dilution of the Company’s Series C Convertible Preferred Stock and/or exercise of the warrants that were issued in a private placement on May 15, 2015).  We encourage you to provide voting instructions. This ensures your Shares will be voted at the Special Meeting in the manner you desire.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Issuance of Shares of Common Stock, in Excess of the Previously Approved 5,000,000 Shares of Common Stock, Underlying the Series C Convertible Preferred Stock and Warrants
The affirmative vote of a majority of the votes cast for this proposal is required to approve the issuance of shares of the Company’s common stock in excess of the 5,000,000 shares previously approved by the Company’s stockholders in accordance with the requirements of The Nasdaq Capital Market (including, without limitation, Nasdaq Marketplace Rule 5635(d)), which may be issued upon conversion or dilution of the Company’s Series C Convertible Preferred Stock and/or exercise of the warrants that were issued in a private placement on May 15, 2015. Brokerage firms do not have authority to vote customers’ unvoted Shares held by the firms in street name for this proposal. As a result, any Shares not voted by a beneficial owner will be treated as a broker non-vote. Abstentions and broker non-votes will not be counted towards the tabulation of votes cast on this proposal and will have no effect on this proposal. In addition, per applicable Nasdaq Marketplace Rules, the shares of the Company’s common stock underlying the Series C Convertible Preferred Stock and 1,631,984 shares of the Company’s common stock issued on May 15, 2015 will not be eligible to vote for, and votes submitted with respect to such shares of common stock will not be counted for, this proposal but will count towards the determination of quorum.

What Constitutes a Quorum for the Special Meeting?

 The presence, in person or by proxy, of the holders of a majority of the Shares entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. Votes of stockholders of record who are present at the Special Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Householding of Proxy Statements

 The Securities and Exchange Commission (the “SEC”) previously adopted a rule concerning the delivery of proxy statements. The rule allows us or brokers holding our shares on your behalf to send a single copy of our proxy statement to any household at which two or more of our stockholders reside, if either we or the brokers believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both stockholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once stockholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until stockholders are otherwise notified or until they revoke their consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

 Those stockholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our proxy statements in future years or (ii) who share an address with another one of our stockholders and who would like to receive only a single copy of our proxy statements should follow the instructions described below:

•
stockholders whose shares are registered in their own name should contact our transfer agent, Equity Stock Transfer, and inform them of their request by calling them at  917-746-4595 or writing them at 237 W. 37th Street, Suite 601, New York, New York 10018.

•
stockholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request, stockholders should be sure to include their name, the name of their brokerage firm and their account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

 The following table is based upon 9,640,901 shares of common stock outstanding as of June 19, 2015, and sets forth, based on the public filings of such individuals and entities and our knowledge of securities issued by us to them, certain information concerning the ownership of voting securities of: (i) each current member of the Board, (ii) our Chief Executive Officer and other executive officers, (iii) all of our current directors and executive officers as a group and (iv) each beneficial owner of more than 5% of the outstanding shares of any class of our voting securities. Except as otherwise indicated, addresses are c/o Majesco Entertainment Company, 4041-T Hadley Road, S. Plainfield, New Jersey 07080.

Common Stock	Number of Shares Beneficially Owned		Voting Power
Greater than 5% Holders:
Mark Grossman	577,768	(1)	5.99%
Directors and Executive Officers:
Jesse Sutton	108,242	(2)	1.12%
Gary Anthony	6,209	(3)	*
Mohit Bhansali	6,740	(4)	*
Trent Donald Davis	6,740	(5)	*
Laurence Aronson	48,939	(6)	*
Current Executive Officers and Directors as a Group	176,870	(7)	1.84%

*	Represents beneficial ownership of less than 1% of the shares of common stock.

(1)
Includes 520,068 shares of common stock owned by Melechdavid, Inc. and 57,700 shares of common stock held by Melechdavid Inc. Retirement Plan, as to which shares Mr. Groussman is deemed to hold voting and dispositive power. Excludes (i) 485,295 shares of common stock underlying Series A Convertible Preferred Stock, 346,640 shares of common stock underlying Series B Convertible Preferred Stock, 666,667 shares of common stock underlying Series C Convertible Preferred Stock and 666,667 shares of common stock underlying warrants held by Melechdavid, Inc. and (ii) 367,648 shares of common stock underlying Series A Convertible Preferred Stock and 262,606 shares of common stock underlying Series B Convertible Preferred Stock. The address of the beneficial owner is 5154 La Gorce Drive, Miami, Beach, Florida 33140.

(2)	Includes 48,480 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.
(3)	Includes 3,430 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.
(4)	Does not include options that have not vested and are not vesting within 60 days.
(5)	Does not include options that have not vested and are not vesting within 60 days.
(6)	Includes 25,644 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.
(7)	Includes 77,554 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.

APPROVAL OF THE ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK IN EXCESS OF THE 5,000,000 SHARES PREVIOUSLY APPROVED BY THE COMPANY’S STOCKHOLDERS IN ACCORDANCE WITH THE REQUIREMENTS OF THE NASDAQ CAPITAL MARKET (INCLUDING, WITHOUT LIMITATION, NASDAQ MARKETPLACE RULE 5635(D)), WHICH MAY BE ISSUED UPON CONVERSION OR DILUTION OF THE COMPANY’S SERIES C CONVERTIBLE PREFERRED STOCK AND/OR EXERCISE OF THE WARRANTS THAT WERE ISSUED IN A PRIVATE PLACEMENT ON MAY 15, 2015.
(Notice Item 1)

On May 15, 2015 (the “Closing Date”), the Company closed its sale of $5,050,000 of units (the “Units”), pursuant to separate subscription agreements with accredited investors (the “Investors”) entered into on April 29, 2015, at a purchase price of $1.20 per Unit. Each Unit consisted of one share (each a “Common Share”) of the Company’s common stock, provided that, if the issuance of any such Common Shares would have resulted in the recipient Investor owning in excess of 4.99% of the Company’s issued and outstanding common stock, then such accredited investor could elect to receive shares of the Company’s 0% Series C Convertible Preferred Stock (the “Preferred C Shares”) in lieu of Common Shares that are, on an as converted basis, equal to one share of common stock for every Unit purchased, and a three year warrant (each a “Warrant”) to purchase one share of the Company’s common stock at an exercise price of $1.40 per share (such sale and issuance, the “Private Placement”). The information set forth in this Proposal is qualified in its entirety by reference to the actual terms of the agreements entered into in connection with the Private Placement, which are included as exhibits to our Current Report on Form 8-K, dated May 15, 2015, as amended, and originally filed with the SEC on May 21, 2015.

The Company’s stockholders previously approved a private placement at the Company’s 2015 Annual Meeting held on March 30, 2015 under Proposal No. 7 described in the Company’s Proxy Statement filed with the SEC on February 17, 2015 (the “Approved Proposal”). The Private Placement was completed pursuant to such Approved Proposal. The terms of the Approved Proposal permitted the Company to issue up to 5,000,000 shares of common stock in one or more non-public offerings at a discount to the market price of the Company’s common stock. The full exercise of the Warrants and conversion of the Preferred C Shares would result in the issuance of approximately 6,784,690 shares of common stock (including the Common Shares that were issued pursuant to the Private Placement and subject to any adjustments that might be made as a result of dilution of the Preferred C Shares). The Certificate of Designations, Preferences and Rights of the 0% Series C Convertible Preferred Stock of Majesco Entertainment Company filed with the Delaware Secretary of State on May 15, 2015, and as corrected by that Certificate of Correction filed with the Delaware Secretary of State on May 21, 2015, and on June 9, 2015 (together, the “Certificates of Designations”) currently restricts adjustment of the conversion price to below $0.86 (the “Floor”) and the Warrants currently contain a provision restricting their full exercise, in the aggregate, to the extent such exercise would result in the Company exceeding the previously authorized 5,000,000 share threshold (the “Exercise Limitation”). We are therefore seeking your approval to issue shares of common stock pursuant to the Private Placement, as a result of the exercise of the Warrants and conversion or dilution of the Preferred C Shares, in excess of the previously approved a maximum of 5,000,000 shares of common stock and, in connection with such approval, to remove the Floor and the Exercise Limitation.

Description of Preferred C Shares

The Preferred C Shares are convertible into shares of common stock based on a conversion calculation equal to the stated value of such Preferred C Share, plus all accrued and unpaid dividends, if any, on such Preferred C Share, as of such date of determination, divided by the conversion price. The stated value of each Preferred C Share is $120 and the initial conversion price is $1.20 per share, each subject to adjustment for stock splits, stock dividends, recapitalizations, combinations, subdivisions or other similar events. In addition, in the event the Company issues or sells, or is deemed to issue or sell, shares of common stock at a per share price that is less than the conversion price then in effect, the conversion price shall be reduced to such lower price, subject to certain exceptions and provided that the conversion price may not be reduced to less than the Floor, unless and until such time as the Company obtains stockholder approval to allow for removal of the Floor. Each holder is entitled to vote on all matters submitted to stockholders of the Company, and shall have the number of votes equal to the number of shares of common stock issuable upon conversion of such holder’s Preferred C Shares.

The Preferred C Shares are also governed by certain anti-dilution provisions contained in the Certificate of Designations. If at any time the Company grants, issues or sells any securities or rights to purchase securities pro rata to the holders of common stock, then each holder of Preferred C Shares will be entitled to acquire or receive, as applicable, subject to certain terms, such securities or right to purchase securities or other assets, as applicable, such holder could have acquired if such holder had held the number of shares of common stock acquirable upon complete conversion of all of such holder’s Preferred C Shares held by such holder immediately before the record date for such issuance. In addition, should the Company ever undertake a corporate event (as defined in the Certificates of Designations), the Company shall ensure that each holder of Preferred C Shares shall have the right to receive, upon conversion of such holder’s Preferred C Shares (i) in addition to the shares of common stock received upon such conversion, such securities or other assets such holder would have been entitled to with respect to such shares of common stock had the common stock been held by such holder upon the consummation of the corporate event or (ii) in lieu of the shares of common stock receivable upon such conversion, such securities or other assets received by holders of common stock in such amount such holder would have been entitled to receive had the Preferred C Shares initially been issued with conversion rights for such consideration at a conversion rate commensurate with the conversion rate for the Preferred C Shares. Notwithstanding the foregoing, the Company is prohibited from effecting a conversion of the Preferred C Shares to the extent that, as a result of such conversion, any Investor would beneficially own more than 4.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock upon conversion of the Preferred C Shares, which beneficial ownership limitation may be increased by the holder up to, but not exceeding, 9.99%.

Description of Warrants

The Warrants are exercisable, at any time, following the date of issuance, at a price of $1.40 per share, subject to adjustment, and expire three years from the date of issuance. The holders may, subject to certain limitations, exercise the Warrants on a cashless basis. The Company is prohibited from effecting an exercise of any Warrant to the extent that, as a result of any such exercise, the holder would beneficially own more than 4.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock upon exercise of such Warrant, which beneficial ownership limitation may be increased by the holder up to, but not exceeding, 9.99%. The Warrants also include a provision that prevent their full exercise, in the aggregate, unless and until the Company’s receives stockholder approval to exceed the previously approved 5,000,000 shares of common stock.  The Warrants are also subject to certain adjustments upon certain actions by the Company as outlined in the Warrants.

Registration Rights Agreement

In connection with the Private Placement, the Company entered into a registration rights agreement, dated as of May 15, 2015 (the “Registration Rights Agreement”), with each Investor, pursuant to which the Company is obligated to file a registration statement to register the Common Shares and the shares of common stock issuable upon conversion of the Preferred C Shares, within thirty days following the Closing Date and to maintain the effectiveness of the registration statement until all of the Common Shares and shares of common stock issuable upon conversion of the Preferred C Shares, are sold or may otherwise able to be sold pursuant to Rule 144. In the event the Company fails to file, or obtain effectiveness of, such registration statement within the thirty-day period, the Company is obligated to pay liquidated damages to the Investors for every thirty-days during which such filing is not made and/or effectiveness obtained, such fee being subject to certain exceptions.

Possible Effects on Rights of Existing Stockholders

The issuance of up to 5,000,000 shares of common stock was previously approved by the stockholders at the 2015 Annual Meeting held on March 30, 2015. The full exercise of the Warrants and conversion of the Preferred C Shares, subject to adjustments for dilution, could result in the issuance of approximately 6,784,690 shares of common stock (including those Common Shares issued pursuant to the Private Placement). The approval of the issuance of shares of common stock upon conversion or dilution of the Preferred C Shares and full exercise of the Warrants in excess of the previously approved 5,000,000 shares of common stock will further dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our common stock. Any additional equity or convertible debt financings in the future could result in further dilution to our stockholders. Additionally, sales in the public market of shares of common stock, the Common Shares or the shares of common stock acquired upon conversion of the Preferred C Shares or the exercise of the Warrants, or the perception that such sales could occur, could adversely affect the prevailing market price of our common stock and impair our ability to raise funds in additional stock financings. While the Company previously obtained stockholder approval for the issuance of up to 5,000,000 shares of common stock, the conversion of or dilution of the Preferred C Shares and the exercise of the Warrants, in combination with the issuance of the Common Shares under the Private Placement, could result in the issuance of more than 5,000,000 shares of our common stock.  Therefore, the Company is seeking stockholder approval under applicable Nasdaq Marketplace Rules.

Reasons for Stockholder Approval

Our common stock is listed on The Nasdaq Capital Market and, as such, we are subject to Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(d) requires that an issuer obtain stockholder approval prior to the issuance of common stock in certain circumstances, including for an issuance of common stock through a private placement, if such issuance is for less than the greater of book or market value of the common stock and would equal 20% or more of the common stock or voting power of the issuer outstanding before the issuance. While we previously obtained stockholder approval for a private issuance of up to 5,000,000 shares of common stock, adjustments to the conversion price of the Preferred C Shares and/or the full exercise of the Warrants could result in the issuance of shares of common stock in excess of this amount. We therefore seek your approval of this Proposal in order to exceed such previously approved 5,000,000 amount and satisfy the requirements of Nasdaq Marketplace Rule 5635(d) and permit the issuance of the common stock upon the conversion or dilution of the Preferred C Shares and exercise of the Warrants.

THE BOARD RECOMMENDS A VOTE APPROVING THE ISSUANCE OF THE COMMON STOCK IN EXCESS OF 5,000,000 UPON CONVERSION OR DILUTION OF THE SERIES C CONVERTIBLE PREFERRED SHARES AND EXERCISE OF THE WARRANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY. IN ADDITION, PER APPLICABLE NASDAQ MARKETPLACE RULES, THE SHARES OF COMMON STOCK UNDERLYING THE SERIES C CONVERTIBLE PREFERRED STOCK AND 1,631,984 SHARES OF COMMON STOCK ISSUED IN CONNECTION WITH THE PRIVATE PLACEMENT WILL NOT BE ELIGIBLE TO VOTE FOR, AND VOTES SUBMITTED WITH RESPECT TO SUCH SHARES OF COMMON STOCK WILL NOT BE COUNTED FOR, THIS PROPOSAL.

SOLICITATION OF PROXIES

Cost and Method

 We will pay all of the costs of soliciting these proxies. In addition to solicitation by mail, our employees, officers and directors may, without additional compensation, solicit proxies by mail, e-mail, facsimile, in person or by telephone or other forms of telecommunication. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

Participants in the Proxy Solicitation

 Under applicable regulations of the SEC, each of our directors may be deemed to be a participant in our solicitation of proxies, without additional compensation, in connection with the Special Meeting.

WHERE YOU CAN FIND MORE INFORMATION

We file reports and other information with the SEC under the Securities Exchange Act of 1934, as amended. You may read and copy any document we file at the SEC’s public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the SEC’s public reference room. Our SEC filings are also available at http://www.sec.gov.

MAJESCO ENTERTAINMENT COMPANY
4041-T Hadley Road
S. Plainfield, NJ 07080

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000251900_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com .

MAJESCO ENTERTAINMENT COMPANY
Special Meeting of Shareholders
July 15, 2015 9:30 AM
This proxy is solicited by the Board of Directors

THE BOARD OF DIRECTORS OF MAJESCO ENTERTAINMENT COMPANY SOLICITS THIS PROXY

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement in connection with a Special Meeting of Stockholders to be held at 9:30 a.m. (New York City time) on July 15, 2015, at the offices of Thompson Hine LLP, located at 335 Madison Avenue, 11th floor, New York, New York 10017, and hereby appoints Jesse Sutton, our Chief Executive Officer, and Gary Anthony, our Chief Accounting Officer, with full power to act alone, and each of them (with full power to act alone), as attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Majesco Entertainment Company registered in the name provided in this Proxy which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy.

This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR Proposal 1. In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments of the meeting. The proxies cannot vote your shares unless you sign and return this card.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000251900_2 R1.0.0.51160